                              EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO RULE 13(a)-14(a)/15d-14(a) OF THE SECURITIES EXCHANGE ACT OF

1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF

2002

I, Edward L. Machulak, certify that:

1.   I have reviewed this annual report on Form 10-K of Commerce Group

     Corp.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the period presented in this report;

4.   The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures

     (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the

     registrant and have:

     a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b)  Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our

         conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation;

     c)  Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the

         registrant's fourth quarter that has materially affected, or is reasonably likely to materially affect, the registrant's

         internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed,

     based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

     b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:  June 27, 2007                  /s/ Edward L. Machulak

                                     -------------------------------

                                     Edward L. Machulak

                                     Chairman, President, Treasurer,

                                     Chief Executive, Operating and

                                     Financial Officer